UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date  of Report (Date of earliest event reported): October 18, 2004 (October 15,
2004)
                                                   ----------------


                           Equus Gaming Company, L.P.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Virginia                    000-25306             54-1719877
-------------------------------   ---------------------    -------------------
(State or other jurisdiction of   (Commission File No.)      (IRS Employer
         incorporation)                                    Identification No.)


El Comandante Race Track, Main Building First Floor
65th Infantry Avenue, Road 3, Km. 15.3, Canovanas, Puerto Rico      00729
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:           (787) 641-5844
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Check  the  appropriate  box  below  if  the  Form  8-K  filing  is  intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17  CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act  (17  CFR  240.13e-4(c))


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ITEM  1.03  BANKRUPTCY  OR  RECEIVERSHIP


     On October 15, 2004, three affiliates of Equus Gaming Company, L.P.(each an "Affiliate", and collectively, the "Affiliates") filed separate voluntary petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Court").

     The first Affiliate, El Comandante Management Company LLC, filed for Chapter 11 protection in Case No. 04-12972-PJW. The second Affiliate, Housing Development Associates, S.E., filed for Chapter 11 protection in Case No. 04-12973-PJW. Finally, the third Affiliate, El Comandante Capital Corporation, filed for Chapter 11 protection in Case No. 04-12974-PJW.

      The Court assumed jurisdiction over each Affiliate on October 15, 2004. Each of the Affiliates will continue to manage over its assets and business as a "debtor in possession" subject to the powers and supervision of the Court pursuant to Chapter 11 of the Bankruptcy Code. No receiver, fiscal agent or similar officer has been appointed over the assets or operations of each of the Affiliates.


ITEM  8.01  OTHER  EVENTS


     On October 18, 2004, a press release was issued providing information relating, among other things, to the bankruptcy filings made by the Affiliates on October 15, 2004.


     The contents of the translation into English of the press release are incorporated by reference to this item. A copy of the translation into English of the press release is attached hereto as Exhibit 99.1 to this Current Report.


ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

          (c)   Exhibits

          99.1  Press  Release  dated  October  18,  2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                             EQUUS GAMING COMPANY, L.P.

                                             By:  /s/  Thomas B. Wilson
                                                  -----------------------
                                                   Thomas B. Wilson
                                                   President & CEO

Date:  October 18, 2004


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